Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	J.P. Morgan Chase & Co.
Names of Underwriting Syndicate Members:	Goldman Sachs & Co.;
Jeffries & Co. Inc.; Keybanc Capital Markets; RBC Capital Markets;
Stifel Nicholaus Company Name of Issuer:
Francescas Holdings Corp. Date of First Offering:	07/22/2011
Dollar Amount Purchased:	1,443,011
Number of Shares or Par Value of Bonds Purchased:	84,883
Price Per Unit:	17.00
Resolution Approved:  	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith Inc. Names of Underwriting Syndicate Members:
Banc of America Merrill Lynch; Goldman Sachs & Co.; Morgan Stanley & Co. Inc.; Piper Jaffray & Co.; Stifel Nicholaus Company; William Blair & Co.Name of
Issuer:	Teavana Holdings Inc. Date of First Offering:	07/27/2011
Dollar Amount Purchased:	1,114,758
Number of Shares or Par Value of Bonds Purchased:	65,574
Price Per Unit:	17.00
Resolution Approved:
	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:	Banc of America Merrill Lynch;
Goldman Sachs & Co.; J.P. Morgan Chase & Co.; Morgan Stanley & Co. Intl Ltd.; Ramirez & Co. Inc.; Raymond James Ltd.; Stifel Nicholaus Company; Wells Fargo Bank, N.A., San Francisco; Williams Capital Group; Biard; SBMC Nikko; William
Blair & Co.; Moelis & Co. Name of Issuer:	Dunkin Brands Group Inc.
Date of First Offering:	07/27/2011
Dollar Amount Purchased:	632,130
Number of Shares or Par Value of Bonds Purchased:	33,270
Price Per Unit:	19.00
Resolution Approved:  	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith Inc. Names of Underwriting Syndicate Members:
Banc of America Merrill Lynch; Goldman Sachs & Co.; Morgan Stanley & Co. Inc.; Piper Jaffray & Co.; Stifel Nicholaus Company; William Blair & Co. Name of
Issuer:	Teavana Holdings Inc. Date of First Offering:	07/27/2011
Dollar Amount Purchased:	816
Number of Shares or Par Value of Bonds Purchased:	48
Price Per Unit:	17.00
Resolution Approved:
	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:	Banc of America Merrill Lynch;
Goldman Sachs & Co.; J.P. Morgan Chase & Co.; Morgan Stanley & Co. Intl Ltd.; Ramirez & Co. Inc.; Raymond James Ltd.; Stifel Nicholaus Company; Wells Fargo Bank, N.A., San Francisco; Williams Capital Group; Biard; SBMC Nikko; William
Blair & Co.; Moelis & Co. Name of Issuer:	Dunkin Brands Group Inc.
Date of First Offering:	07/27/2011
Dollar Amount Purchased:	12,217
Number of Shares or Par Value of Bonds Purchased:	643
Price Per Unit:	19.00
Resolution Approved:  	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith Inc. Names of Underwriting Syndicate Members:
Banc of America Merrill Lynch; Goldman Sachs & Co.; Morgan Stanley & Co. Inc.; Piper Jaffray & Co.; Stifel Nicholaus Company; William Blair & Co. Name of
Issuer:	Teavana Holdings Inc. Date of First Offering:	07/27/2011
Dollar Amount Purchased:	198,577
Number of Shares or Par Value of Bonds Purchased:	11,681
Price Per Unit:	17.00
Resolution Approved:
	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:	Banc of America Merrill Lynch;
Goldman Sachs & Co.; J.P. Morgan Chase & Co.; Morgan Stanley & Co. Intl Ltd.; Ramirez & Co. Inc.; Raymond James Ltd.; Stifel Nicholaus Company; Wells Fargo Bank, N.A., San Francisco; Williams Capital Group; Biard; SBMC Nikko; William
Blair & Co.; Moelis & Co. Name of Issuer:	Dunkin Brands Group Inc.
Date of First Offering:	07/27/2011
Dollar Amount Purchased:	1,403,625
Number of Shares or Par Value of Bonds Purchased:	73,875
Price Per Unit:	19.00
Resolution Approved:  	Approved at the December 15, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	Allen & Co. Inc.;
Banc of America Merrill Lynch; Barclays Capital; Citibank, N.A.; Credit Suisse AG; Deutsche Bank Securities; Goldman Sachs & Co.; J.P. Morgan Chase & Co.; Loop Capital Markets; RBC Capital Markets; Wells Fargo Securities LLC;
Williams Capital Group; William Blair & Co. Name of Issuer:	Groupon Inc.
Date of First Offering:	11/03/2011
Dollar Amount Purchased:	14,492,320
Number of Shares or Par Value of Bonds Purchased:	724,616
Price Per Unit:	20.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Allen & Co. Inc.;
Banc of America Merrill Lynch; Barclays Capital; Citibank, N.A.; Credit Suisse AG; Deutsche Bank Securities; Goldman Sachs & Co.; J.P. Morgan Chase & Co.;
Loop Capital Markets; RBC Capital Markets; Wells Fargo Securities LLC; Williams
Capital Group; William Blair & Co. Name of Issuer:	Groupon Inc.
Date of First Offering:	11/03/2011
Dollar Amount Purchased:	57,140
Number of Shares or Par Value of Bonds Purchased:	2,857
Price Per Unit:	20.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Allen & Co. Inc.;
Banc of America Merrill Lynch; Barclays Capital; Citibank, N.A.; Credit Suisse AG; Deutsche Bank Securities; Goldman Sachs & Co.; J.P. Morgan Chase & Co.;
Loop Capital Markets; RBC Capital Markets; Wells Fargo Securities LLC; Williams
Capital Group; William Blair & Co. Name of Issuer:	Groupon Inc.
Date of First Offering:	11/03/2011
Dollar Amount Purchased:	2,523,160
Number of Shares or Par Value of Bonds Purchased:	126,158
Price Per Unit:	20.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	BMO Capital Markets; Citibank,
N.A.; Goldman Sachs & Co.; UBS AG; Wells Fargo Securities LLC
Name of Issuer:	Jive Software, Inc.
Date of First Offering:	12/13/2011
Dollar Amount Purchased:	7,656
Number of Shares or Par Value of Bonds Purchased:	638
Price Per Unit:	12.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	BMO Capital Markets; Citibank,
N.A.; Goldman Sachs & Co.; UBS AG; Wells Fargo Securities LLC
Name of Issuer:	Jive Software, Inc.
Date of First Offering:	12/13/2011
Dollar Amount Purchased:	590,136
Number of Shares or Par Value of Bonds Purchased:	49,178
Price Per Unit:	12.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	BMO Capital Markets; Citibank,
N.A.; Goldman Sachs & Co.; UBS AG; Wells Fargo Securities LLC
Name of Issuer:	Jive Software, Inc.
Date of First Offering:	12/13/2011
Dollar Amount Purchased:	505,212
Number of Shares or Par Value of Bonds Purchased:	42,101
Price Per Unit:	12.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Technology Tollkeeper Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	Allen & Co. Inc.; Barclay
Investments; Banc of America Merrill Lynch; Goldman Sachs & Co.; J.P. Morgan
Securities Inc. Name of Issuer:	Zynga Inc.
Date of First Offering:	12/15/2011
Dollar Amount Purchased:	1,921,520
Number of Shares or Par Value of Bonds Purchased:	192,152
Price Per Unit:	10.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Growth Opportunities Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	Allen & Co. Inc.; Barclay
Investments; Banc of America Merrill Lynch; Goldman Sachs & Co.; J.P. Morgan
Securities Inc.	Name of Issuer:	Zynga Inc.
Date of First Offering:	12/15/2011
Dollar Amount Purchased:	10,867,790
Number of Shares or Par Value of Bonds Purchased:	1,086,779
Price Per Unit:	10.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC Names of Underwriting Syndicate Members:	Allen & Co. Inc.; Barclay
Investments; Banc of America Merrill Lynch; Goldman Sachs & Co.; J.P. Morgan
Securities Inc.	Name of Issuer:	Zynga Inc.
Date of First Offering:	12/15/2011
Dollar Amount Purchased:	32,120
Number of Shares or Par Value of Bonds Purchased:	3,212
Price Per Unit:	10.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**

Name of Fund:	Goldman Sachs Small Cap Value Fund
Name of Underwriter(s) or Dealer(s) Purchased From:	Morgan Stanley & Co.
LLC; J.P. Morgan Chase & Co. Names of Underwriting Syndicate Members: Goldman Sachs & Co.; Jefferies & Co. Inc.; Nomura Securities Co. Ltd.; Piper Jaffray &
Co.; Baird Name of Issuer:	Michael Kors Holdings Ltd.
Date of First Offering:	12/15/2011
Dollar Amount Purchased:	1,874,960
Number of Shares or Par Value of Bonds Purchased:	93,748
Price Per Unit:	20.00
Resolution Approved:  	Approved at the February 16, 2012 Board meeting.**


*	Resolution adopted at the Meeting of the Board of Trustees on
December 15, 2011:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management,L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended September 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**	Resolution adopted at the Meeting of the Board of Trustees on February
16, 2012:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.